                                                                     Exhibit 31.2

     I, Randall J. Opliger, certify that:

     1.   I have  reviewed  this  Amended  Quarterly  Report  on Form  10-Q/A of
Pioneer Financial Services, Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant,  including its consolidated  subsidiaries,  is made  known to us by  others  within  those entities,  particularly  during the  period in which  this  report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
     controls and procedures and presented in this report our conclusions  about the  effectiveness  of the  controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

          (c)  Disclosed in this report any change in the registrant's  internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially  affect,  the  registrant's  internal  control over financial reporting; and

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent evaluation of internal control over financial  reporting,  to the registrant's  auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's  ability to record, process, summarize and report financial information; and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's  internal control over financial reporting.

     Date: October 1, 2003

                                        /s/ Randall J. Opliger
                                       -----------------------------------------
                                       Randall J. Opliger
                                       Chief Financial Officer